SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

 .............................ADVISORS SERIES TRUST..............................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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         1)  Title of each class of securities to which transaction applies:
         .......................................................................
         2)  Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
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previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.: Schedule 14A
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         3)  Filing Party: Registrant
         .......................................................................
         4)  Date Filed: October 6, 1998
         .......................................................................

                              ADVISORS SERIES TRUST
                              KAMINSKI POLAND FUND
                      4455 EAST CAMELBACK ROAD, SUITE 261E
                             PHOENIX, ARIZONA 85018

                            Notice of Special Meeting
                           To Be Held October 29, 1998

         To the shareholders of Kaminski Poland Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"):

         Notice is hereby given that a Special Meeting of Shareholders of the Fund (the "Meeting"), will be held on October 29, 1998, at 10:00 a.m., Mountain Standard Time, at the offices of the Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1. To approve a change in the Fund from a "diversified company" to a "non-diversified company" under the Investment Company Act of 1940.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on September 25, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD, IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                                            By Order of the Board of Trustees



                                            Chris Kissack, Secretary
October 6, 1998
Phoenix, Arizona

                                 PROXY STATEMENT

         This Proxy Statement is furnished by Advisors Series Trust, (the "Trust") to the shareholders of the Kaminski Poland Fund (the "Fund") on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on October 29, 1998 at 10:00 a.m., Mountain Standard Time, at the offices of the Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018 for the purposes set forth below and in the accompanying Notice of Special Meeting. The mailing date of this Proxy Statement is October 6, 1998. At the Meeting, the shareholders of the Fund will be asked:

1. To vote on a proposal (referred to in this Proxy Statement as the "Proposal") to approve a change in the Fund from a "diversified company" to a "non-diversified company" under the Investment Company Act of 1940 (the "1940 Act").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Any voting instructions given to the Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Kaminski Poland Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund and not the Trust.

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against the Proposal.

         Shareholders of the Fund at the close of business on September 25, 1998 will be entitled to be present and vote at the Meeting. As of that date, there were 181,134.872 shares of The Kaminski Fund outstanding and entitled to vote, representing total net assets of approximately $1,123,631.

         To the knowledge of the Trust's management, at the close of business on September 25, 1998 the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

         To the knowledge of the Trust's management, at the close of business on September 25, 1998, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

         NAME AND ADDRESS                        SHARES HELD AND PERCENT OF FUND
         ----------------                        -------------------------------

         Donald V. Mager                         10,070.493 shares/5.461%
         Shirley M. Mager, Jt. Tent.
         2111 Delaware Avenue
         St. Paul, MN 55118

         The Fund's investment advisor is Kaminski Asset Management, Inc., (the "Advisor"), 319 1st Avenue, Suite 400, Minneapolis, Minnesota 55401. The Fund's distributor is First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Fund's Transfer Agent is American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR the Proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                    PROPOSAL:

                          APPROVAL OR DISAPPROVAL OF A
                 CHANGE TO A NON-DIVERSIFIED INVESTMENT COMPANY
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

         The Fund currently has adopted the subclassification of a "diversified company" under the the 1940 Act. Under the 1940 Act, a "diversified company" means an investment company which meets the following requirements: at least 75% of the value of its total assets are diversified among various issuers such that, with respect to that 75%, no more than 5% of the value of its total assets is invested in any one issuer and the company does not own more than 10% of the outstanding voting securities of any issuer. As a "diversified company," the Fund may invest the remaining 25% of its assets in any manner it wishes consistent with other requirements of the 1940 Act.

         The Fund is proposing to change its subclassification under the 1940 Act from a "diversified company" to a "non-diversified company." If the Proposal is approved, the Fund would not be subject to the diversification requirements stated above, but nevertheless intends to comply with the diversification standards applicable to regulated investment companies under the Internal
Revenue Code of 1986, (the "Code"). The Code requires that, as of the last day of each fiscal quarter, the Fund diversify at least 50% of the value of its total assets so that, with respect to that 50%, no more than 5% of the value of its total assets is invested in any one issuer and the Fund does not own more than 10% of the outstanding voting securities of any issuer. The diversification requirements of the Code further provide that with respect to the remainder of the Fund's total assets (up to 50%), no more than 25% of its total assets may be invested in a single issuer. Thus, even as a "non-diversified company" under the 1940 Act, the Fund is required by the Code to diversify its investments, but will be required to so in a less diversified fashion.

         In other words, currently the Fund can only invest 25% of its assets in common stock holdings exceeding 5% of its total assets. If the Proposal is approved, the Fund would be allowed to invest up to 50% of its total assets in common stock holdings exceeding 5% of its total assets and would be permitted to invest in as few as thirteen (13) common stock holdings, with the possibility that two (2) of the these thirteen (13) holdings may each represent as much as 25% of the Fund's total assets as of the end of any quarter.

         To the extent that the Fund operates as a "non-diversified company," such a heavy concentration in a smaller number of issuers may make the Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the issuers the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration in a small number of issuers.

         While investing in fewer issuers would reduce diversification and increase risks, it would allow the Fund portfolio to better reflect the securities market in Poland, in that a relatively small number of issuers account for a substantial part of the total capitalization of the Polish securities market. For example, the largest 15 issuers in the Warsaw Stock Exchange Index (the "WIG" or the "Index"), the widely followed stock index of the 99 largest Polish companies (by market capitalization and stock exchange turnover), account for approximately 65% of the total capitalization of the Index.

         The Advisor believes that it will be able to manage the Fund more effectively as a "non-diversified company" for the following reasons: (1) it will allow the Advisor to structure the Fund to take into account the heavy concentration of capitalization, as a percentage of the total market capitalization of the securities market in Poland, in a relatively small number of Polish companies; (2) the Advisor can more effectively attempt to maximize returns by investing more of its assets in issuers whose investment potentials it believes are especially attractive; and (3) the Advisor will be able to avoid a constraint and a potential impediment to performance which now exists because the Advisor cannot invest as much of the Fund's total assets as it would like to individual issuers that it believes will generate superior performance.

INFORMATION REGARDING THE ADVISOR

         The Advisor is Kaminski Asset Management, Inc., 319 1st Avenue, Suite 400, Minneapolis, Minnesota 55401. The Advisor's sole executive officer and director is M.G. Kaminski, whose address, as it relates to his duties at the Advisor, is the same as that of the Advisor.

TRUSTEES' CONSIDERATION

         A change of the Fund to a non-diversified investment company under the 1940 Act was approved by the Board of Trustees of the Trust, including a majority of the non-interested Trustees, at the regular meeting of the Board of Trustees on September 14, 1998.

         The Board of Trustees of the Trust was presented with information demonstrating the benefits of a change in the Fund from a "diversified company" to a "non-diversified company" under the Investment Company Act. In considering the change, the Trustees evaluated the experience of the Advisor with respect to non-diversified portfolio management. The Trustees were asked to give consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the small number of issuers in the Polish securities market; (2) the experience of the Advisor as it pertains to non-diversified portfolio management; (3) the performance of the Fund since commencement of operations; (4) the risks associated with a non-diversified portfolio, as well as the potential rewards; and (5) other factors deemed relevant.

                 THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED
       THE SUBMISSION OF A CHANGE TO A NON-DIVERSIFIED INVESTMENT COMPANY
                               UNDER THE 1940 ACT
                          TO SHAREHOLDERS FOR APPROVAL

ADDITIONAL INFORMATION ON THE TRUST

         The following is a listing of the executive officers and Trustees of the Trust, their positions with the Trust. None of the executive officers or Trustees holds any position with the Advisor.

OFFICERS                                  TITLE
--------                                  -----
Eric Banhazl                              President and Treasurer
Steven Paggioli                           Vice President and Assistant Secretary
Robert Wadsworth                          Vice President and Assistant Secretary
Chris Kissack                             Secretary

TRUSTEES
--------
Walter E. Auch
Eric M. Banhazl
Donald E. O'Connor
George T. Wofford, III

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER APPROVAL

         Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to change the Fund to a non-diversified investment company under the 1940 Act. A "majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the Proposal. Abstentions do not constitute votes "for" the Proposal and are treated as votes "against" the Proposal. "Broker non-votes" are proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Broker non-votes do not constitute votes "for" or "against" the Proposal and are disregarded in determining the "votes cast" when the voting requirement for the Proposal is based in achieving a percentage of the outstanding shares entitled to vote at the Meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for the Proposal is based on achieving a percentage of the outstanding shares entitled to vote. A quorum to conduct business at the Meeting consists of 40% of the outstanding shares entitled to vote on the Proposal present in person or by proxy. Broker non-votes and abstentions will count as votes present at the Meeting for quorum purposes.

SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund on request. Requests for such reports should be directed to the Fund's shareholder servicing agent, American Data Services, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                                     Advisors Series Trust



                                                     Chris Kissack, Secretary
                                                     Phoenix, Arizona
                                                     October 6, 1998

                                      PROXY

                              KAMINSKI POLAND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                              ADVISORS SERIES TRUST

         The undersigned hereby appoints Robert H. Wadsworth and Eric Banhazl, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Kaminski Poland Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), to be held on October 29, 1998 at the offices of Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on September 25, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON
SEPTEMBER 25, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

         Approval of a change in the Fund from a "Diversified Company" to a "Non-Diversified Company" under the Investment Company Act of 1940:

                    FOR [  ]        AGAINST [  ]        ABSTAIN [  ]

Dated:               , 1998
      ---------------


-----------------------------------          -----------------------------------
Signature                                    Signature (if held jointly)

-----------------------------------          -----------------------------------
Title (if applicable)                        Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.